1 Flagstar Bank 2nd Quarter 2014 Earnings Presentation July 23, 2014 EXHIBIT 99.2

2 Cautionary Statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Examples of forward-looking statements include statements regarding our expectations, beliefs, plans, goals, objectives and future financial or other performance. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Except to fulfill our obligations under the U.S. securities laws, we undertake no obligation to update any such statement to reflect events or circumstances after the date on which it is made. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include: 1. General business and economic conditions, including unemployment rates, movements in interest rates, the slope of the yield curve, any increase in mortgage fraud and other related activity and the further decline of asset values in certain geographic markets, that affect us or our counterparties; 2. Volatile interest rates, and our ability to effectively hedge against them, which could affect, among other things, (i) the mortgage business, (ii) our ability to originate loans and sell assets at a profit, (iii) prepayment speeds, (iv) our cost of funds and (v) investments in mortgage servicing rights; 3. The adequacy of our allowance for loan losses and our representation and warranty reserves; 4. Changes in accounting standards generally applicable to us and our application of such standards, including in the calculation of the fair value of our assets and liabilities; 5. Our ability to borrow funds, maintain or increase deposits or raise capital on commercially reasonable terms or at all and our ability to achieve or maintain desired capital ratios; 6. Changes in material factors affecting our loan portfolio, particularly our residential mortgage loans, and the market areas where our business is geographically concentrated or further loan portfolio or geographic concentration; 7. Changes in, or expansion of, the regulation of financial services companies and government-sponsored housing enterprises, including new legislation, regulations, rulemaking and interpretive guidance, enforcement actions, the imposition of fines and other penalties by our regulators, the impact of existing laws and regulations, new or changed roles or guidelines of government-sponsored entities, changes in regulatory capital ratios, and increases in deposit insurance premiums and special assessments of the Federal Deposit Insurance Corporation; 8. Our ability to comply with the terms and conditions of the Supervisory Agreement with the Board of Governors of the Federal Reserve and the Bank’s ability to comply with the Consent Order with the Office of Comptroller of the Currency, and our ability to address matters raised by our regulators, including Matters Requiring Attention and Matters Requiring Immediate Attention, if any; 9. The Bank’s ability to make capital distributions and our ability to pay dividends on our capital stock or interest on our trust preferred securities; 10. Our ability to attract and retain senior management and other qualified personnel to execute our business strategy, including our entry into new lines of business, our introduction of new products and services and management of risks relating thereto, and our competing in the mortgage loan originations and mortgage servicing and community banking lines of business; 11. Our ability to satisfy our servicing and sub-servicing obligations and manage repurchases and indemnity demands by mortgage loan purchasers, guarantors and insurers; 12. The outcome and cost of defending current and future legal or regulatory litigation, proceedings or investigations; 13. Our ability to create and maintain an effective risk management framework and effectively manage risk, including, among other things, market, interest rate, credit and liquidity risk, including risks relating to the cyclicality and seasonality of our mortgage banking business, litigation and regulatory risk, operational risk, counterparty risk and reputational risk; 14. The control by, and influence of, our majority stockholder; 15. A failure of, interruption in or cybersecurity attack on our network or computer systems, which could impact our ability to properly collect, process and maintain personal data and system integrity with respect to funds settlement; 16. Our ability to meet our forecasted earnings such that we are able to realize the benefits of reversing our deferred tax allowance, or the need to increase the valuation allowance in future periods; 17. Our compliance with the terms and conditions of the agreement with the U.S. Department of Justice and the impact of compliance with that agreement and our ability to accurately estimate the financial impact of that agreement, including the fair value and timing of the future payments; and 18. The downgrade of the long-term credit rating of the U.S. by one or more ratings agencies could materially affect global and domestic financial markets and economic conditions. All of the above factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time, and it is not possible for our management to predict all such factors or to assess the effect of each such factor on our business. Although we believe that these forward-looking statements are based on reasonable estimates and assumptions, they are not guaranties of future performance and are subject to known and unknown risks, uncertainties, contingencies and other factors. Accordingly, we cannot give you any assurance that our expectations will in fact occur or that actual results will not differ materially from those expressed or implied by such forward-looking statements. In light of the significant uncertainties inherent in forward- looking statements, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. 2nd Quarter 2014 Earnings Presentation

3 Second Quarter 2014 Highlights 2nd Quarter 2014 Earnings Presentation (in millions) • Net income applicable to common stockholders of $25.5 million, as compared to a loss of $78.9 million in prior quarter • Net interest income increased to $62.4 million from $58.2 million, with Bank's net interest margin increasing to 3.06 percent from 3.05 percent in the prior quarter. • Provision for loan losses declined to $6.2 million from $112.3 million in the prior quarter. • Noninterest income increased to $102.5 million from $75.0 million in the prior quarter. • Net gain on loan sale increased 20.8 percent to $54.8 million, as compared to $45.3 million in the prior quarter. • Noninterest expense declined to $121.4 million from $139.3 million in the prior quarter. $200.0 $150.0 $100.0 $50.0 $0.0 $-50.0 $-100.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $65.8 $12.8 $160.5 $(78.9) $25.5 Net Income (Loss) to Common Stockholders

2nd Quarter 2014 Earnings Presentation

# Summary of Financial Results

*(in millions, except per share data)*

| | Q2 2014 | Q1 2014 | Q2 2013 |
|---|---|---|---|
| Net interest income | $ 62.4 | $ 58.2 | $ 47.1 |
| Provision | $ 6.2 | $ 112.3 | $ 31.6 |
| Loan fees and charges | $ 25.3 | $ 12.3 | $ 29.9 |
| Net gain on loan sale | $ 54.8 | $ 45.3 | $ 144.8 |
| Loan administration | $ 13.9 | $ 19.6 | $ 36.2 |
| Total noninterest expense | $ 121.4 | $ 139.3 | $ 174.4 |
| **Net income (loss) applicable to common shareholders** | **$ 25.5** | **$ (78.9)** | **$ 65.8** |
| Diluted earnings (loss) per share | $ 0.33 | $ (1.51) | $ 1.10 |
| | | | |
| Net interest margin - bank only | 3.06% | 3.05 % | 1.72% |
| Net interest margin - consolidated | 2.98% | 2.97 % | 1.66% |
| Mortgage rate lock commitments (fallout adjusted) | $ 6.7 | $ 4.9 | $ 9.8 |
| Mortgage originations | $ 6.0 | $ 4.9 | $ 10.9 |
| Gain on loan sale margin (fallout adjusted) | 0.82% | 0.93 % | 1.47% |
| | | | |
| Total assets | $ 9,933.1 | $ 9,611.4 | $ 12,735.0 |
| Total stockholders' equity | $ 1,385.7 | $ 1,351.3 | $ 1,253.7 |
| Return on average assets | 1.04% | (3.39)% | 2.03% |
| Return on average equity | 7.38% | (21.85)% | 21.23% |
| **Book value per common share** | **$ 19.90** | **$ 19.29** | **$ 17.66** |
| | | | |
| **NPAs / Total assets (Bank)** | **1.54%** | **1.49 %** | **2.71%** |
| **ALLL / NPLs** (1) | **263.1%** | **286.9 %** | **94.2%** |
| **NPAs / Tier 1 Capital + Allowance for loan losses** (1) (2) | **10.2%** | **9.8 %** | **21.1%** |
| | | | |
| **Tier 1 leverage to adjusted assets ratio** | **12.52%** | **12.44 %** | **11.00%** |
| **Tier 1 leverage (estimated under Basel III)** (2) | **11.44%** | **10.94%** | **N/A** |
| Total risk based capital ratio | 25.05% | 24.93 % | 25.01% |
| Total equity / Total assets | 13.95% | 14.06 % | 9.84% |
| MSR to Tier 1 Capital (2) | 24.3% | 28.1 % | 52.4% |

(1) Excludes loans carried under the fair value option.
(2) See Non-GAAP reconciliation.

4

Flagstar Bancorp

5 Net Interest Income and Margin Net Interest Income $80 $60 $40 $20 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $47.1 $42.7 $41.2 $58.2 $62.4 Net Interest Income and Margin Trends 2nd Quarter 2014 Earnings Presentation (in millions) (in millions) (in millions) Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Net interest margin (Bank) 1.72% 1.68% 1.80% 3.05% 3.06% Interest Income Other Interest Income HFI Interest Income Repurchased w/ Gov't Guarantees HFS Avg. Yield on Interest Earning Assets $120 $80 $40 $0 4.00% 3.00% 2.00% 1.00% 0.00% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 3.01% 2.98% 2.98% 3.39% 3.43% Interest Expense Other FHLB Deposits Avg. Cost of Funds $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 1.6% 1.2% 0.8% 0.4% 0.0% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 1.58% 1.58% 1.44% 0.52% 0.56% $85.0 $78.8 $71.9 $66.4 $71.9 $37.9 $36.1 $30.7 $8.1 $9.4

6 By Product Purchase Originations Refinance Originations $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $3,147 $3,682 $3,673 $2,797 $3,853 $7,735 $4,054 $2,763 $2,066 $2,090 By Channel Retail Broker Correspondent $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $575 $412 $296 $226 $291 $2,975 $1,846 $1,591 $1,091 $1,268 $7,333 $5,478 $4,548 $3,546 $4,384 Residential First Mortgage Originations Trends (in millions) (in millions) (in millions) 2nd Quarter 2014 Earnings Presentation Residential First Mortgage Origination Breakout HARP 2.0 Jumbo Conventional and other $10,000 $8,000 $6,000 $4,000 $2,000 $0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $887 $581 $339 $222 $222$665 $557 $745 $696 $727 $9,330 $6,598 $5,352 $3,945 $4,994 $10,882 $7,736 $6,436 $4,863 $10,882 $7,736 $6,436 $4,863$5,943 $5,943

7 Gain on Loan Sales and Margin (in millions) 2nd Quarter 2014 Earnings Presentation Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Fallout adjusted mortgage locks (billions) $9.8 $6.6 $5.3 $4.9 $6.7 Net margin (fallout adjusted) 1.47% 1.14% 0.85% 0.93% 0.82% Loans sales and securitizations (billions) $11.1 $8.3 $6.8 $4.5 $6.0 Net margin (loan sales) 1.30% 0.90% 0.66% 1.01% 0.91% Gross mortgage locks (billions) $12.4 $8.3 $6.5 $6.0 $8.2 Mortgage originations (billions) $10.9 $7.7 $6.4 $4.9 $6.0 Gain on Loan Sales GOS Margin (based on fallout-adjusted locks) $150 $100 $50 $0 2.0% 1.5% 1.0% 0.5% 0.0% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $144.8 $75.1 $44.8 $45.3 $54.8 1.47% 1.14% 0.85% 0.93% 0.82%

8 2nd Quarter 2014 Earnings PresentationCredit Related Costs Net Charge-offs Consumer Commercial $100.0 $75.0 $50.0 $25.0 $0.0 $-25.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $40.1 $14.1 $12.3 Provision for Loan Losses Provision for loan losses $125.0 $100.0 $75.0 $50.0 $25.0 $0.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $31.6 $4.1 $14.1 $112.3 $6.2 $7.2 $78.6

9 Strong Allowance Coverage (in millions) 2nd Quarter 2014 Earnings Presentation (in millions) Consumer Allowance Coverage Commercial Allowance Coverage Consumer Allowance for Loan Losses Consumer Non-Performing Loans (1) $300.0 $250.0 $200.0 $150.0 $100.0 $50.0 $0.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $213.5 $176.9 $185.0 $284.2 $281.5 $186.5 $119.9 $140.2 $105.2 $116.3 Commercial Allowance for Loan Losses Commercial Non-Performing Loans $60.0 $40.0 $20.0 $0.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $29.5 $30.1 $22.0 $22.8 $24.5 $63.8 $15.5 $1.5 $1.8 $— (1) Excludes loans carried under the fair value option.

10 Audit File Pulls (units) Fannie Mae Freddie Mac 5,000 4,000 3,000 2,000 1,000 0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 3,765 2,105 1,068 1,076 935 742 1,687 644 640 646 Repurchase Demands (units) Fannie Mae Freddie Mac 1,000 800 600 400 200 0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 662 679 455 99 100 138 125 180 70 50 Representation and Warranty Reserve Details 2nd Quarter 2014 Earnings Presentation Repurchase Pipeline % demands 180+ days old Repurchase Pipeline $250 $200 $150 $100 $50 $0 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 7.5% 7.8% 20.7% 29.9% 42.3% $115.0 $155.0 $69.4 $53.7 (in millions) 800 804 635 169 150 $97.2 (in millions) Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Beginning balance $185.0 $185.0 $174.0 $54.0 $48.0 Additions $34.0 $8.9 $(12.4) $(0.4) $7.0 Net charge-offs $(34.0) $(19.9) $(107.6) $(5.6) $(5.0) Ending Balance $185.0 $174.0 $54.0 $48.0 $50.0 1,7161,712 3,792 4,507 1,581

11 2nd Quarter 2014 Earnings PresentationNet Income Bridge – Q1 2014 to Q2 2014

12 Condensed Income Statement 2nd Quarter 2014 Earnings Presentation (in millions, except per share data) Q2 2014 Q4 2013 Q2 2013 Net interest income $ 62.4 $ 58.2 $ 47.1 Provision for loan losses 6.2 112.3 31.6 Net interest income (loss) after provision for loan losses 56.2 (54.1) 15.5 Non-interest income 102.5 75.0 220.0 Non-Interest expense 121.4 139.3 174.4 Income (loss) before federal income taxes 37.3 (118.4) 61.1 Provision (benefit) for federal income taxes 11.9 (40.0) (6.1) Net income (loss) 25.5 (78.4) 67.2 Preferred stock dividend/accretion — (0.5) (1.4) Net income (loss) applicable to common stockholders $ 25.5 $ (78.9) $ 65.8 Diluted earnings (loss) per share $ 0.33 $ (1.51) $ 1.10

13 Balance Sheet Highlights 2nd Quarter 2014 Earnings Presentation Balance Sheet as of June 30, 2014 (in billions) $12 $10 $8 $6 $4 $2 $0 Assets Liabilities/Equity (in millions) June 30, 2014 March 31, 2014 June 30, 2013 Total assets $ 9,933.1 $ 9,611.4 $ 12,735.0 Cash and interest earning deposits $ 202.5 $ 219.2 $ 2,704.4 Residential first mortgage loans $ 2,353.0 $ 2,348.7 $ 2,628.0 Second mortgage loans 157.8 164.6 180.8 Commercial real estate loans 523.0 513.0 476.5 Warehouse loans 683.3 408.9 676.5 Consumer lending (including HELOC and other) 302.0 308.3 363.8 Other commercial loans 340.3 276.4 165.5 Loans held-for-investment portfolio $ 4,359.4 $ 4,019.9 $ 4,491.1 Loans held-for-sale $ 1,342.6 $ 1,673.8 $ 2,331.5 Loans repurchased with government guarantees 1,217.7 1,266.7 1,509.4 Total loans $ 6,919.7 $ 6,960.4 $ 8,332.0 Investment securities available-for-sale or trading $ 1,605.8 $ 1,207.4 $ 143.0 Mortgage servicing rights 289.2 320.2 729.0 Loans Securities Cash Deposits FHLB Adv ances Long term debt Equity Other MSRs Other liabilities

14 Note: Core deposits include retail checking accounts, retail savings accounts, and retail money market accounts. Continued Improvement in Funding Mix (in millions) 2nd Quarter 2014 Earnings Presentation *Excludes commercial deposits. (in millions) Core Deposits Core deposits* Core deposits / retail deposits* $4,000 $3,000 $2,000 100.0% 80.0% 60.0% 40.0% 20.0% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $3,612.6 $3,798.8 $3,781.7 $3,864.4 $4,042.5 62.7% 72.6% 78.7% 80.2% 81.4% Total Deposits Retail Deposits Government Deposits Wholesale Deposits Company Controlled Deposits $8,000 $6,000 $4,000 $2,000 $0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $5,913.5 $5,368.0 $4,946.1 $4,986.3 $5,143.6 $654.9 $556.0 $602.4 $731.0 $814.6 $827.3 $669.3 $583.1 $592.5 $685.3 $7,470.1 $6,649.3 $6,140.3 $6,310.3 $6,643.9

15 Commercial Loan Portfolio Trends 2nd Quarter 2014 Earnings Presentation (in millions) Note: Reflects unpaid principal balance, net of write downs, does not include premiums or discounts. (in millions) Commercial Loan Balances Originated after 2009 Originated 2009 and Prior $1,000 $800 $600 $400 $200 $0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $320.2 $386.0 $433.2 $614.5 $716.3 $321.9 $238.8 $195.4 $181.0 $150.6 Commercial Loan Originations $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 $0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $56.1 $68.5 $48.7 $154.7 $111.3

16 Provision for loan losses Asset resolution Representation and warranty reserve - change in estimate $140.0 $120.0 $100.0 $80.0 $60.0 $40.0 $20.0 $0.0 $-20.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $31.6 $14.1 $112.3 $6.2 $15.9 $16.3 $3.4 $11.5 $17.9 $28.9 $5.2 $(15.4) $(1.7) $5.2 Primary Credit-Related Costs 2nd Quarter 2014 Earnings Presentation (in millions) $76.4 $25.6 $2.1 $122.1 $28.9 $29.3 $4.1

17 Regulatory Capital Ratios 2nd Quarter 2014 Earnings Presentation Tier 1 leverage ratio Total risk-based capital ratio 30.00% 25.00% 20.00% 15.00% 10.00% 5.00% Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 9.07% 9.31% 9.26% 10.14% 11.00% 11.98% 13.97% 12.44% 12.52% 17.03% 17.58% 17.18% 22.53% 25.01% 27.85% 28.11% 24.93% 25.05%

18 2nd Quarter 2014 Earnings Presentation Appendix

19 Non Interest Expense Note: - Fixed expenses include compensation and benefits, occupancy and equipment, FDIC premiums, asset resolution, legal and professional expense, and other non-interest expense. - Variable expenses include commissions and loan processing expense. 2nd Quarter 2014 Earnings Presentation (in millions) (1) See Non-GAAP reconciliation. Q4 2013 non-interest expense run-rate excludes non-recurring significant items - $177.6 million loss on extinguishment of debt from FHLB prepayment adjustment and $61.0 million in incremental expense related to Department of Justice estimated liability.

20 2nd Quarter 2014 Earnings Presentation Current Interest Only Loans – Payment Shock vs. Current and Original Monthly Payments (in millions) UPB Payment Shock to Average Current Monthly Payment Payment Shock to Average Original Monthly Payment $400 $300 $200 $100 $0 120% 100% 80% 60% 40% 20% 0% 2014 2015 2016 2017 Thereafter Period Ending $117.5 $361.7 $56.1 $238.0 $28.7 100% 105% 103% 67% 81% 62% 59% 53% 45% 49% 52%

21 Interest-only Mortgage Loans - Reset Statistics 2nd Quarter 2014 Earnings Presentation ▪ Contact rates have been successful: * Overall contact rate of second quarter 2014 resets is 99.8 percent * Overall contact rate of third quarter 2014 resets is 97.4 percent * Overall contact rate of fourth quarter 2014 resets is 82.6 percent ▪ Resets of interest-only mortgage loans January 1, 2013 through June 30, 2014 are: Number of loans Percent Resolutions: Paid in full 144 20.7% Cash flow reset 297 42.8% Loans sales 83 11.9% Modifications 34 4.9% Charge-off / foreclosure 47 6.8% Default servicing 21 3.0% Total resolutions 626 90.1% In process 69 9.9% Total resets through June 30, 2014 695 100.0%

## Interest-only Mortgage Loans by Geography

2nd Quarter 2014 Earnings Presentation

Geographic mix by amortization date and payment shock year

**($ in thousands)**

| | 2014 | | 2015 | | 2016 | | 2017 | | Thereafter | | Total | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| State | Number of Loans | UPB | Number of Loans | UPB | Number of Loans | UPB | Number of Loans | UPB | Number of Loans | UPB | Number of Loans | UPB | Percent |
| CA | 103 | $40,230 | 249 | $97,372 | 34 | $13,688 | 176 | $100,572 | 8 | $3,698 | 570 | $255,560 | 31.8% |
| FL | 63 | 12,760 | 306 | 72,709 | 48 | 12,356 | 53 | 22,967 | 6 | 1,837 | 476 | 122,629 | 15.3% |
| MI | 30 | 7,152 | 92 | 19,643 | 10 | 2,466 | 18 | 5,933 | 320 | 16,980 | 470 | 52,174 | 6.5% |
| WA | 21 | 6,489 | 65 | 17,372 | 17 | 4,786 | 38 | 17,515 | 6 | 1,660 | 147 | 47,822 | 6.0% |
| AZ | 24 | 5,898 | 88 | 21,103 | 13 | 3,200 | 34 | 16,447 | 2 | 480 | 161 | 47,128 | 5.9% |
| CO | 22 | 5,470 | 42 | 8,954 | 7 | 1,663 | 13 | 6,765 | 1 | 209 | 85 | 23,061 | 2.9% |
| MD | 6 | 2,098 | 38 | 12,890 | 10 | 3,265 | 21 | 10,080 | 2 | 591 | 77 | 28,924 | 3.6% |
| NY | 5 | 2,119 | 19 | 6,956 | 4 | 1,441 | 7 | 2,819 | 1 | 269 | 36 | 13,604 | 1.7% |
| VA | 18 | 5,841 | 45 | 15,689 | 3 | 970 | 12 | 6,517 | — | — | 78 | 29,017 | 3.6% |
| TX | 7 | 1,995 | 10 | 1,461 | — | — | 4 | 2,573 | 1 | 845 | 22 | 6,874 | 0.9% |
| NJ | 6 | 2,103 | 18 | 5,390 | 3 | 1,143 | 4 | 1,752 | 1 | 230 | 32 | 10,618 | 1.3% |
| NV | 15 | 4,423 | 42 | 10,079 | — | — | 9 | 3,073 | — | — | 66 | 17,575 | 2.2% |
| Other | 89 | 20,907 | 291 | 72,102 | 50 | 11,145 | 93 | 40,932 | 8 | 1,940 | 531 | 147,026 | 18.3% |
| Total | 409 | $117,485 | 1,305 | $361,720 | 199 | $56,123 | 482 | $237,945 | 356 | $28,739 | 2,751 | $802,012 | 100.0% |

*Excludes any resolutions

*Population is fixed as of 12/31/11

Note: Reflects unpaid principal balance, net of write downs, of underlying loans before accounting adjustments for discounts and other items.

House Price Appreciation by State

| State | 1 year | National Rank |
|---|---|---|
| CA | 15.78% | 3 |
| FL | 10.65% | 5 |
| All | 6.62% | N/A |

*FHFA first quarter 2014 HPI Index

22

Flagstar Bancorp

23 Interest-only Mortgage Loans Aging of Cash Flow Resets 2nd Quarter 2014 Earnings Presentation Cash Flow Resets by Post Reset Payments Made Number of Accounts 120 100 80 60 40 20 0 2 Payments 3 Payments 4 Payments 5 Payments 6-11 Payments More than 12 Payments 13 98 64 34 77 11 Number of Loans Percent 2 Payments 13 4.4% 3 Payments 98 33.1% 4 Payments 64 21.5% 5 Payments 34 11.4% 6-11 Payments 77 25.9% More than 12 Payments 11 3.7% Total 297 100.0% ▪ Aging of cash flow resets of interest-only mortgage loans January 1, 2013 through June 30, 2014 are:

24 Interest-only Mortgage Loans by FICO & LTV 2nd Quarter 2014 Earnings Presentation ▪ For the future resets due to occur in interest-only mortgage loans • 82.5 percent have current FICO’s that are 660 or greater • 80.2 percent have current LTV’s less than 100 percent Amortizing date and payment shock ($ in thousands) Current LTVs <70 70-89 90-99 100+ Total Current FICOs 740+ $ 89,498 $ 168,539 $ 77,027 $ 78,293 $ 413,357 700-739 23,519 66,738 27,342 30,347 $ 147,946 660-699 20,187 37,808 21,842 20,753 $ 100,590 620-659 13,955 21,268 16,025 12,506 $ 63,754 <620 13,658 29,670 16,380 16,657 $ 76,365 Total $ 160,817 $ 324,023 $ 158,616 $ 158,556 $ 802,012 Note: Reflects unpaid principal balance, net of write downs, of underlying loans before accounting adjustments for discounts and other items.

25 2nd Quarter 2014 Earnings Presentation 2nd Mortgage and HELOC Portfolio Originated in 2009 and Prior (in millions) Average Current FICO 2nd Mortgages HELOCs 800 600 400 200 0 Q2 2014 728 728 Balances 2nd Mortgages HELOCs $300 $250 $200 $150 $100 $50 $0 Q2 2014 $158.4 $268.2 Average Note Rate 2nd Mortgages HELOCs 8.00% 6.00% 4.00% 2.00% 0.00% Q2 2014 6.98% 5.52%

First Mortgage Portfolio – by State

2nd Quarter 2014 Earnings Presentation

$ in thousands

| State | HFS ARM | HFS Fixed | HFS Balloon | HFS Total | HFS % of Total | HFI ARM | HFI Fixed | HFI Balloon | HFI Total | HFI % of Total |
|---|---|---|---|---|---|---|---|---|---|---|
| CA | $ 61,232 | $ 345,347 | $ — | $ 406,579 | 31.7% | $ 441,763 | $ 188,136 | $ 11,921 | $ 641,820 | 27.3% |
| FL | 7,972 | 104,204 | — | 112,176 | 8.8% | 215,244 | 103,313 | 7,247 | 325,804 | 13.8% |
| MI | 2,862 | 56,446 | 157 | 59,465 | 4.6% | 200,394 | 50,811 | 9,126 | 260,331 | 11.0% |
| WA | 5,243 | 34,320 | — | 39,563 | 3.1% | 69,193 | 35,156 | 4,572 | 108,921 | 4.6% |
| AZ | 2,384 | 33,376 | — | 35,760 | 2.8% | 67,749 | 28,358 | 1,666 | 97,773 | 4.1% |
| CO | 4,241 | 30,349 | 197 | 34,787 | 2.7% | 42,649 | 18,716 | 2,254 | 63,619 | 2.7% |
| MD | 4,579 | 24,536 | — | 29,115 | 2.3% | 42,004 | 24,923 | 2,007 | 68,934 | 2.9% |
| NY | 1,906 | 45,079 | — | 46,985 | 3.7% | 28,663 | 32,318 | 3,558 | 64,539 | 2.7% |
| VA | 3,918 | 25,442 | — | 29,360 | 2.3% | 37,642 | 16,254 | 3,678 | 57,574 | 2.4% |
| TX | 5,327 | 98,957 | — | 104,284 | 8.1% | 31,638 | 26,144 | 2,038 | 59,820 | 2.5% |
| NJ | 1,779 | 18,320 | — | 20,099 | 1.6% | 25,569 | 18,690 | 2,798 | 47,057 | 2.0% |
| NV | 1,432 | 6,999 | — | 8,431 | 0.7% | 31,057 | 9,531 | 1,427 | 42,015 | 1.8% |
| IL | 3,913 | 27,767 | 308 | 31,988 | 2.5% | 31,232 | 17,315 | 1,399 | 49,946 | 2.1% |
| GA | 430 | 24,064 | — | 24,494 | 1.9% | 25,234 | 19,000 | 763 | 44,997 | 1.9% |
| OH | 433 | 13,768 | — | 14,201 | 1.1% | 26,798 | 8,372 | 532 | 35,702 | 1.5% |
| Other | 26,099 | 256,736 | 339 | 283,174 | 22.1% | 242,576 | 134,297 | 15,921 | 392,794 | 16.7% |
| **Total :** | **$ 133,750** | **$ 1,145,710** | **$ 1,001** | **$ 1,280,461** | **100.0 %** | **$ 1,559,405** | **$ 731,334** | **$ 70,907** | **$ 2,361,646** | **100.0 %** |

Note: Reflects unpaid principal balance, net of write downs, of underlying loans before accounting adjustments for discounts and other items.

26

Flagstar Bancorp

27 2nd Quarter 2014 Earnings PresentationFirst Mortgage Portfolio – by Vintage Note: Reflects unpaid principal balance, net of write downs, of underlying loans before accounting adjustments for discounts and other items. $ in thousands Year HFS HFI ARM Fixed Balloon Total % ofTotal ARM Fixed Balloon Total % of Total Older $ — $ — $ 197 $ 197 0.0% $ 36,698 $ 18,740 $ 2,190 $ 57,628 2.4% 2003 — — 465 465 0.0% 119,115 14,052 3,533 136,700 5.8% 2004 317 240 — 557 0.0% 397,936 26,233 6,779 430,948 18.2% 2005 370 1,260 — 1,630 0.1% 440,314 34,880 11,894 487,088 20.7% 2006 — 280 — 280 0.0% 92,442 92,103 10,578 195,123 8.3% 2007 149 4,873 339 5,361 0.4% 228,936 360,450 34,227 623,613 26.4% 2008 — 7,855 — 7,855 0.6% 9,908 81,978 1,646 93,532 4.0% 2009 — 11,728 — 11,728 0.9% 6,799 32,974 — 39,773 1.7% 2010 — 2,972 — 2,972 0.2% 8,219 11,502 — 19,721 0.8% 2011 — 2,349 — 2,349 0.2% 13,766 12,365 60 26,191 1.1% 2012 — 6,566 — 6,566 0.5% 12,055 14,545 — 26,600 1.1% 2013 11,926 332 — 12,258 1.0% 33,808 16,065 — 49,873 2.1% 2014 120,988 1,107,255 — 1,228,243 96.1% 159,409 15,447 — 174,856 7.4% Total : $ 133,750 $ 1,145,710 $ 1,001 $ 1,280,461 100.0% $ 1,559,405 $ 731,334 $ 70,907 $ 2,361,646 100.0%

28 2nd Quarter 2014 Earnings PresentationFirst Mortgage Portfolio – by Original FICO Note: Reflects unpaid principal balance, net of write downs, of underlying loans before accounting adjustments for discounts and other items. $ in thousands FICO HFS HFI ARM Fixed Balloon Total % ofTotal ARM Fixed Balloon Total % of Total < 580 $— $ 3,643 $ — $ 3,643 0.3% $ 15,875 $ 22,258 $ 895 $ 39,028 1.7% 580 - 619 120 7,492 — 7,612 0.6% 18,712 41,886 1,508 62,106 2.6% 620 - 659 8,517 160,468 505 169,490 13.2% 89,527 79,580 4,829 173,936 7.4% 660 - 699 23,302 255,021 — 278,323 21.7% 366,218 179,722 25,341 571,281 24.2% > 699 101,811 719,086 496 821,393 64.2% 1,069,073 407,888 38,334 1,515,295 64.1% Total : $133,750 $1,145,710 $ 1,001 $ 1,280,461 100.0% $ 1,559,405 $ 731,334 $ 70,907 $ 2,361,646 100.0%

29 2nd Quarter 2014 Earnings Presentation First Mortgage Portfolio – by Original LTV Note: Reflects unpaid principal balance, net of write downs, of underlying loans before accounting adjustments for discounts and other items. $ in thousands Original LTV HFS HFI ARM Fixed Balloon Total % ofTotal ARM Fixed Balloon Total % of Total <=70.00% $ 34,202 $ 199,008 $ — $ 233,210 18.2% $ 448,350 $ 199,416 $ 16,381 $ 664,147 28.1% >70.00% - 79.99% 40,478 321,840 465 362,783 28.3% 933,544 354,993 41,967 1,330,504 56.4% >80.00% - 89.99% 18,999 133,451 339 152,789 11.9% 97,436 66,883 8,640 172,959 7.3% >90.00% - 99.99% 38,999 464,113 197 503,309 39.4% 78,739 101,273 3,800 183,812 7.8% 100.00% -109.99% 857 19,735 — 20,592 1.6% 965 5,548 — 6,513 0.3% 110.00% -124.99% 215 5,645 — 5,860 0.5% 371 2,547 — 2,918 0.1% >125.00% — 1,918 — 1,918 0.1% — 674 119 793 0.0% Total: $ 133,750 $ 1,145,710 $ 1,001 $ 1,280,461 100.0% $ 1,559,405 $ 731,334 $ 70,907 $ 2,361,646 100.0%

30 2nd Quarter 2014 Earnings Presentation First Mortgage Portfolio – by HPI Adjusted LTV Note: Reflects unpaid principal balance, net of write downs, of underlying loans before accounting adjustments for discounts and other items. The housing price index (HPI adjusted) LTV is updated from the original LTV based on Metropolitan Statistical Area-level Office of Federal Housing Enterprise Oversight (OFHEO) data. $ in thousands HPI Adjusted LTV HFS HFI ARM Fixed Balloon Total % ofTotal ARM Fixed Balloon Total % of Total <=70.00% $ 37,287 $ 205,886 $ — $ 243,173 19.0% $ 627,306 $ 192,055 $ 14,256 $ 833,617 35.4% 70.00% - 79.99% 37,458 319,060 505 357,023 27.9% 367,464 125,083 10,628 503,175 21.3% 80.00% - 89.99% 19,813 139,587 339 159,739 12.5% 229,111 146,552 14,720 390,383 16.5% 90.00% - 99.99% 33,620 389,362 157 423,139 33.0% 172,450 117,248 14,791 304,489 12.9% 100.00% -109.99% 5,357 79,424 — 84,781 6.6% 92,763 76,495 8,715 177,973 7.5% 110.00% -124.99% 215 9,392 — 9,607 0.8% 53,303 49,200 6,211 108,714 4.6% >=125.00% — 2,999 — 2,999 0.2% 17,008 24,701 1,586 43,295 1.8% Total : $ 133,750 $ 1,145,710 $ 1,001 $ 1,280,461 100.0% $ 1,559,405 $ 731,334 $ 70,907 $ 2,361,646 100.0%

31 2nd Quarter 2014 Earnings Presentation Summary Asset Quality (1) Consumer loans include: residential first mortgage, second mortgage, warehouse lending, HELOC, and other consumer loans. Commercial loans include: commercial real estate, commercial and industrial, and commercial lease financing loans. (2) Excludes loans carried under fair value option. (in millions) Q2 2014 Q1 2014 Q2 2013 Consumer (1) $ 42.8 $ 49.3 $ 60.9 Commercial (1) — 2.1 0.2 Total 30 - 59 Days Past Due $ 42.8 $ 51.4 $ 61.1 Consumer (1) $ 9.0 $ 15.5 $ 13.4 Commercial (1) — — 22.7 Total 60 - 89 Days Past Due $ 9.0 $ 15.5 $ 36.1 Consumer (1) $ 120.2 $ 109.0 $ 194.2 Commercial (1) — 1.8 63.8 Total Greater than 90 Days Past Due $ 120.2 $ 110.8 $ 258.0 Non-performing Assets $ 151.7 $ 141.8 $ 344.3 To Total Assets (Bank only) 1.54% 1.49% 2.71% Provisions for Loan Losses $ 6.2 $ 112.3 $ 31.6 Charge-offs, Net of Recoveries $ 7.2 $ 12.3 $ 78.6 Allowance for Loan Losses $ 306.0 $ 307.0 $ 243.0 To Loans Held for Investments (2) 7.41% 8.11% 5.75% To Non-performing Loans 263.1% 286.9% 94.2% Real Estate Owned $ 31.6 $ 31.1 $ 86.4

32 2nd Quarter 2014 Earnings Presentation Asset Quality by Loan Type - HFI Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. $ in thousands Loan Type Balance Non- performing  Loans % of Balance % of OverallNPLs Q2 '14 Charge Offs, Net of Recoveries Collectively Evaluated Reserves Individually Evaluated Reserves Total Reserves Residential first mortgage $ 2,352,965 $ 113,210 4.8% 94.1% $ (5,145) $ 162,272 $ 86,918 $ 249,190 Second mortgage 157,772 1,878 1.2% 1.6% (1,050) 7,561 6,094 13,655 Warehouse 683,258 — —% —% — 2,557 — 2,557 HELOC 268,655 4,880 1.8% 4.1% (993) 12,313 1,753 14,066 Other consumer 33,364 194 0.6% 0.2% (109) 2,030 — 2,030 Commercial real estate 523,006 — —% —% 107 19,266 — 19,266 Commercial and industrial 330,256 — —% —% 40 5,096 — 5,096 Commercial lease financing 10,017 — —% —% — 140 — 140 Total: $ 4,359,293 $ 120,162 2.8% 100.0% $ (7,150) $ 211,235 $ 94,765 $ 306,000

33 2nd Quarter 2014 Earnings Presentation Non-performing Loans HFI – by State Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. $ in thousands State Mortgage Percent of Mortgage Second Mortgage HELOC Consumer Total Percent of Total FL $ 24,194 21.5% $ 176 $ 782 $ 50 $ 25,202 21.1% CA 19,516 17.2% 143 695 — 20,354 16.9% NY 9,842 8.7% 24 298 — 10,164 8.5% MI 5,220 4.6% 703 1,318 108 7,349 6.1% NJ 6,054 5.3% — — — 6,054 5.0% MD 4,098 3.6% 54 342 — 4,494 3.7% TX 4,218 3.7% 26 16 — 4,260 3.5% WA 4,202 3.7% 40 — — 4,242 3.5% IL 2,940 2.6% 49 — — 2,989 2.5% AZ 2,646 2.3% — — — 2,646 2.2% GA 2,235 2.0% — 184 — 2,419 2.0% HI 2,370 2.1% — 34 — 2,404 2.0% NV 1,709 1.5% 73 491 — 2,273 1.9% OH 2,078 1.8% 30 81 — 2,189 1.8% SC 2,077 1.8% 2 — — 2,079 1.7% Other 19,811 17.6% 558 639 36 21,044 17.6% Total $ 113,210 100.0% $ 1,878 $ 4,880 $ 194 $ 120,162 100.0%

34 2nd Quarter 2014 Earnings Presentation Non-performing Loans HFI – by Vintage Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. $ in thousands Vintage First Mortgage Percent of Mortgage Second Mortgage HELOC Other Consumer Total Percent of Total Older $ 7,842 6.9% $ 277 $ 211 $ 2 $ 8,332 6.9% 2004 12,922 11.4% 174 1,274 36 14,406 12.0% 2005 13,003 11.5% 403 1,194 — 14,600 12.2% 2006 10,500 9.3% — 1,418 2 11,920 9.9% 2007 39,678 35.1% 770 740 3 41,191 34.3% 2008 21,156 18.7% — 43 50 21,249 17.7% 2009 3,934 3.5% 41 — — 3,975 3.3% 2010 1,678 1.5% 137 — 31 1,846 1.5% 2011 2,049 1.8% 76 — — 2,125 1.8% 2012 — —% — — 7 7 —% 2013 166 0.1% — — 63 229 0.2% 2014 282 0.2% — — — 282 0.2% Total $ 113,210 100.0% $ 1,878 $ 4,880 $ 194 $ 120,162 100.0%

35 Non-performing Loans (in millions) 2nd Quarter 2014 Earnings Presentation Non-performing TDRs Non-performing TDRs at inception but performing for less than six months Non-performing loans held-for-investment $300.0 $250.0 $200.0 $150.0 $100.0 $50.0 $0.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $24.0 $21.1 $25.8 $11.6 $17.6 $72.2 $23.6 $20.9 $14.7 $16.2 $161.7 $94.1 $99.0 $84.4 $86.4 $257.9 $138.8 $145.7 $110.7 $120.2

36 Troubled Debt Restructuring (TDR) Portfolio Non-performing TDRs Performing nonaccrual Performing accrual $600.0 $500.0 $400.0 $300.0 $200.0 $100.0 $0.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Period Ending $72.2 $20.9 $451.1 $387.9 $383.0 $374.7 $372.0 2nd Quarter 2014 Earnings Presentation (in millions) $17.6 $547.3 $432.7 $405.8 $429.7 $401.1 $21.1 $23.7 $14.7 $11.6$24.0 $25.8 $17.6 $16.2

# Deposit Mix

2nd Quarter 2014 Earnings Presentation

| (in millions) | June 30, 2014 Balance | June 30, 2014 Rate | March 31, 2014 Balance | March 31, 2014 Rate | June 30, 2013 Balance | June 30, 2013 Rate |
|---|---|---|---|---|---|---|
| **Branch Retail Deposits:** | | | | | | |
| Demand deposits | $ 707 | 0.08% | $ 700 | 0.08% | $ 632 | 0.11% |
| Savings deposits | 3,105 | 0.65% | 2,918 | 0.52% | 2,671 | 0.67% |
| Money market deposits | 231 | 0.15% | 246 | 0.15% | 310 | 0.22% |
| Certificates of deposit | 926 | 0.73% | 956 | 0.73% | 2,150 | 0.90% |
| Total branch deposits | $ 4,969 | 0.56% | $ 4,820 | 0.48% | $ 5,763 | 0.67% |
| **Commercial Retail Deposits:** | | | | | | |
| Demand deposits | $ 106 | 0.01% | $ 111 | 0.01% | $ 111 | 0.13% |
| Savings deposits | 33 | 0.51% | 26 | 0.49% | 17 | 0.73% |
| Money market deposits | 35 | 0.57% | 25 | 0.54% | 19 | 0.51% |
| Commercial Certificates of deposit | 1 | 0.84% | 3 | 0.53% | 4 | 0.56% |
| Total commercial deposits | $ 175 | 0.22% | $ 165 | 0.18% | $ 151 | 0.26% |
| Total Retail deposits | $ 5,144 | | $ 4,985 | | $ 5,914 | |
| **Government Banking Deposits:** | | | | | | |
| Demand deposits | $ 175 | 0.38% | $143 | 0.38% | $ 118 | 0.35% |
| Savings deposits | 300 | 0.52% | 251 | 0.52% | 164 | 0.30% |
| Certificates of deposit | 340 | 0.40% | 337 | 0.39% | 373 | 0.48% |
| Total government banking deposits | $ 815 | 0.44% | $ 731 | 0.43% | $ 655 | 0.41% |
| Company controlled deposits | $ 685 | 0.00% | $ 593 | 0.00% | $ 827 | 0.00% |
| Wholesale deposits | — | 0.00% | — | 0.00% | 74 | 4.81% |
| Total deposits | $ 6,644 | 0.48% | $ 6,309 | 0.43% | $ 7,470 | 0.61% |
| Number of banking branches | 106 | | 106 | | 111 | |

(1) Approximately $265.8 million of retail CDs represent government deposit relationships that have been exchanged for retail CDs as part of our participation in the CDARs program at June 30, 2014.

Note: Represents the ending balance and rate for period noted. Retail core deposits include demand, savings and money market accounts.

37

Flagstar Bancorp

38 2nd Quarter 2014 Earnings Presentation Non – GAAP Reconciliation $ in millions Q2 2014 Q1 2014 Q4 2013 Q3 2013 Q2 2013 Efficiency ratio (adjusted) Net interest income (a) $ 62.4 $ 58.2 $ 41.2 $ 42.7 $ 47.1 Noninterest income (b) 102.5 75.0 113.1 134.3 220.0 Less provisions: Representation and warranty reserve - change in estimate 5.2 (1.7) 9.5 5.2 28.9 Significant one-time items: Net impairment loss recognized through earnings — — — — 8.8 Representation and warranty reserve – change in estimate (one time) — — (24.9) — — Other noninterest income — 21.1 — — (36.9) Adjusted income (c) 170.1 152.6 138.9 182.2 267.9 Noninterest expense (d) 121.4 139.3 388.7 158.4 174.4 Significant one-time items: Loss on extinguishment of debt — — (177.6) — — Legal and professional expense — — (61.0) — 10.0 Adjusted noninterest expense (e) $ 121.4 $ 139.3 $ 150.1 $ 158.4 $ 184.4 Efficiency ratio (d/(a+b)) 73.6% 104.6% 251.8% 89.5% 65.3% Efficiency ratio (adjusted) (e/c) 71.3% 91.3% 108.1% 87.0% 68.8%

39 $ in millions June 30, 2014 March 31, 2014 December 31, 2013 June 30, 2013 Non-performing assets $ 151.7 $ 141.8 $ 182.3 $ 344.3 Tier 1 Capital 1,188.9 1,139.8 1,257.6 1,390.6 Allowance for Loan Losses 306.0 307.0 207.0 243.0 Tier 1 Capital + Allowance for Loan Losses $ 1,494.9 $ 1,446.8 $ 1,464.6 $ 1,633.6 Non-performing assets/ Tier 1 Capital + Allowance for Loan Losses 10.2% 9.8% 12.4% 21.1% Non – GAAP Reconciliation (cont’d) 2nd Quarter 2014 Earnings Presentation $ in millions June 30, 2014 March 31, 2014 December 31, 2013 June 30, 2013 Mortgage Servicing Rights $ 289.2 $ 320.2 $ 284.7 $ 729.0 Tier 1 Capital 1,188.9 1,139.8 1,257.6 1,390.6 MSR to Tier 1 ratio 24.3% 28.1% 22.6% 52.4%

40 $ in millions June 30, 2014 Flagstar Bank (the Bank) Common Equity Tier 1 (to Risk Weighted Assets) Tier 1 Leverage (to Adjusted Tangible Assets) (1) Regulatory capital – Basel I to Basel III (fully phased-in) (2) Basel I capital $1,188.9 $1,188.9 Increased deductions related to deferred tax assets, mortgage servicing assets, and other capital components (154.9) (154.9) Basel III (fully phased-in) capital (2) $1,034.0 $1,034.0 Risk-weighted assets – Basel I to Basel III (fully phased-in) (2) Basel I assets $5,006.9 $9,493.5 Net change in assets 83.7 (453.2) Basel III (fully phased-in) assets (2) $5,090.6 $9,040.3 Capital ratios Basel I (3) 23.75% 12.52% Basel III (fully phased-in) (2) 20.31% 11.44% March 31, 2014 Regulatory capital – Basel I to Basel III (fully phased-in) (2) Basel I capital $1,139.8 $1,139.8 Increased deductions related to deferred tax assets, mortgage servicing assets, and other capital components (190.4) (190.4) Basel III (fully phased-in) capital (2) $949.4 $949.4 Risk-weighted assets – Basel I to Basel III (fully phased-in) (2) Basel I assets $4,826.0 $9,160.9 Net change in assets 28.7 (486.5) Basel III (fully phased-in) assets (2) $4,854.7 $8,674.4 Capital ratios Basel I (3) 23.62% 12.44% Basel III (fully phased-in) (2) 19.56% 10.94% Non – GAAP Reconciliation (cont’d) 2nd Quarter 2014 Earnings Presentation (1) The definition of total assets used in the calculation of the Tier 1 Leverage ratio changed from ending total assets under Basel I to quarterly average total assets under Basel III. (2) Basel III information is considered estimated and not final at this time as the Basel III rules continue to be subject to interpretation by U.S. Banking Regulators. The new capital requirements begin January 1, 2015 and will be fully phased-in on January 1, 2019. (3) The Bank is currently subject to the requirements of Basel I.

41 Non – GAAP Reconciliation (cont’d) 2nd Quarter 2014 Earnings Presentation $ in millions 1H 2013* Run Rate Q3 2013 Run Rate Q4 2013 Run Rate 1H 2014 * Run Rate Fixed expenses Compensation and benefits $ 148.2 $ 61.6 $ 69.6 $ 120.8 Occupancy and equipment 41.6 18.6 19.8 39.8 Asset resolution 32.3 16.3 3.4 29.4 Other noninterest expense (1) 83.5 39.0 39.1 39.0 Total fixed expenses $ 305.6 $ 135.5 $ 131.9 $ 229.0 Variable expenses Commissions $ 32.9 $12.1 $ 9.4 $ 15.8 Loan processing expenses 32.5 10.9 8.8 15.9 Total variable expenses $ 65.4 $ 23.0 $ 18.2 $ 31.7 Non-recurring Items (excluded) Loss on extinguishment of debt $ — $ — $ 177.6 $ — Incremental expenses (2) — — 61.0 — Total non-recurring items $ — $ — $ 238.6 $ — Total noninterest expense $ 371.0 $ 158.5 $ 388.7 $ 260.7 Annualized fixed expenses $ 611.2 $ 542.0 $ 527.6 $ 458.0 Annualized variable expenses $ 130.8 $ 92.0 $ 72.8 $ 63.4 (1) Other noninterest expense includes Federal insurance premiums, legal and professional expense and other noninterest expense. (2) Included in legal and professional expense on our consolidated financial statements. * 1H represents the six months ended June 30.

42 FBC LISTED NYSE 2nd Quarter 2014 Earnings Presentation